SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  May 12, 2003

HPL TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-32967	77-0550714
(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2033 Gateway Place, Suite 400, San Jose, California		95011
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 437-1466

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

On May 12, 2003, HPL Technologies, Inc. (the “Company”) announced that Mr. Cary Vandenberg had been elected President and Chief Executive Officer of the Company, effective immediately.  Mr. Vandenberg replaces Thomas Tomasetti, who had been serving as the Company’s President and Chief Executive Officer on an interim basis since August 2002.  A copy of the Company’s press release, dated May 12, 2003, is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit	Description

99.1	Press release, dated May 12, 2003.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HPL TECHNOLOGIES, INC.

Date: May 12, 2003	By:	/s/ Michael P. Scarpelli
Michael P. Scarpelli
Chief Financial Officer and Senior Vice President

EXHIBIT INDEX

Exhibit	Description

99.1	Press release, dated May 12, 2003